UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2003

LEAR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release dated June 13, 2003

Item 7.  Financial Statements and Exhibits

     (c)    Exhibits

99.1 Press release issued June 13, 2003, filed herewith.

Item 9.  Regulation FD Disclosure

     On June 13, 2003, Lear Corporation (“Lear”) issued a press release regarding earnings guidance for its second quarter and fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: June 13, 2003	By: /s/ William C. Dircks

Name: William C. Dircks
Title: Vice President and Corporate Controller

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued June 13, 2003, filed herewith.